                                                                            NEWS

[CHARTER COMMUNICATIONS LOGO]

FOR IMMEDIATE RELEASE

                     CHARTER COMMUNICATIONS, INC. ANNOUNCES
                      SECOND QUARTER 2000 FINANCIAL RESULTS

        INCREASES IN REVENUE, OPERATING CASH FLOW, AND CUSTOMERS CONTINUE

ST. LOUIS, MO - AUGUST 2, 2000 -- Charter Communications, Inc. (Nasdaq: CHTR) today reported increases in revenue, operating cash flow, and customers for the three months ended June 30, 2000.

Revenue grew 9.8% to $794.8 million and operating cash flow increased 16.4% to $373.2 million for the second quarter of 2000 compared to the pro forma results for the second quarter of 1999. For those cable systems owned or managed by Charter during the second quarter of both 2000 and 1999, revenue and operating cash flow grew 12.8% and 15.6%, respectively, and customer growth was 2.3% over the year-ago period. As of June 30, 2000, Charter served 6,214,100 basic cable customers, an increase of 1.7% compared to the pro forma customer level of 6,110,100 as of June 30, 1999.

"I'm pleased to report continued outstanding financial performance and customer growth. Our results clearly indicate that we continue to outpace the industry with effective sales, marketing, customer care and operating strategies. During the second quarter, we added over 40,000 basic customers through internal growth, more than doubling our first quarter growth. And with the addition of some 150,000 Charter Digital Cable(TM) customers during the quarter, 375,000 customers are now enjoying the benefits of this exciting technology, exceeding our original estimates and those of Wall Street analysts," said Jerry Kent, President and CEO of Charter. "We also continue to see outstanding growth in the deployment of Charter Pipeline(TM), our high-speed Internet access service, and now serve 149,300 data customers, an increase of more than 20% from the previous quarter."

To ensure continued growth in the deployment of advanced services, Mr. Kent said Charter has accelerated its upgrade and rebuild program throughout the company. Under the accelerated program, 70% of Charter's cable systems will be upgraded by the end of the year, with completion by the end of 2002. "When fully upgraded, Charter will have one of the most robust broadband networks in the nation," he said. "This is necessary to support our planned rollout of interactive services, including DIVA's video-on-demand service, and our DIGEO broadband portal in partnership with DIGEO BROADBAND, INC. These services and more offer just a glimpse of our Wired World(TM) vision."


                                     -more-

CHARTER, PAGE TWO

In announcing first quarter 2000 results, Mr. Kent indicated that Charter's quarterly operating cash flow growth would accelerate throughout the year. "Today's second quarter results clearly demonstrate an acceleration in operating cash flow growth. The synergies we've achieved through the successful integration of last year's acquisitions were a key driver of this growth. Second quarter operating cash flow increased 16.4% compared to 10.8% growth in the first quarter, and I look forward to accelerating the rate of operating cash flow growth for the balance of the year," he said.

Mr. Kent said the successful integration of the acquisitions, as evidenced by stellar operating cash flow growth, will allow Charter's strategic focus to concentrate on the next phases of growth: rebuilding and upgrading infrastructure, and accelerating the deployment of advanced digital, data and interactive services.

With more than 6.2 million customers, Charter Communications, a Wired World(TM) company, is among the nation's largest broadband communications companies. Charter offers an array of advanced broadband services, including cable television under the Charter Cable TV brand; advanced digital video programming services under the Charter Digital Cable(TM) brand; and high-speed Internet access via Charter Pipeline (TM). Charter's Class A common stock is traded on the Nasdaq National Market under the ticker symbol "CHTR." More information about Charter can be found on the Internet at www.chartercom.com.



                                      # # #


Statements in this press release regarding Charter Communications' business that are not historical facts may be "forward-looking statements." Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from any such forward-looking statements are identified in the reports and documents Charter files from time to time with the U.S. Securities and Exchange Commission.





CONTACTS:
MEDIA                                      ANALYSTS AND INVESTORS
Anita Lamont, 314-543-2215                 Kevin Picha, 314-543-2218
alamont@chartercom.com                     kpicha@chartercom.com
Andy Morgan, 314-543-2217
Amorgan@chartercom.com

                          CHARTER COMMUNICATIONS, INC.
                         CONSOLIDATED OPERATING RESULTS
                             (DOLLARS IN THOUSANDS)

                                                            THREE MONTHS ENDED JUNE 30
                                                       --------------------------------------
                                                            ACTUAL            PRO FORMA(a)
                                                             2000                 1999            % CHANGE
                                                       -----------------    -----------------   -------------
                                                                     (UNAUDITED)
REVENUES:
       Basic                                                  $ 569,197            $ 525,694
       Premium                                                   58,194               58,657
       Pay-per-view                                               8,796               10,875
       Digital                                                   15,066                  896
       Data                                                      13,626                4,465
       Advertising sales                                         41,794               32,565
       Other                                                     88,107               90,895
                                                       -----------------    -----------------
          Total revenues                                        794,780              724,047            9.8%
                                                       -----------------    -----------------

OPERATING EXPENSES:
       Programming                                              181,635              169,239
       General and administrative                               134,217              123,707
       Service                                                   46,594               46,658
       Marketing                                                 17,644               17,892
       Advertising sales                                         14,271               10,520
       Other                                                     12,183                6,600
       Corporate expense charge - related party                  15,007               28,904
                                                       -----------------    -----------------
          Total operating expenses                              421,551              403,520            4.5%
                                                       -----------------    -----------------

                                                       -----------------    -----------------
          Operating cash flow                                 $ 373,229            $ 320,527           16.4%
                                                       =================    =================


(a) The pro forma results for the three months ended June 30, 1999 reflect: the eleven acquisitions of cable systems completed during 1999, all acquisitions closed through June 30, 2000, including the Bresnan acquisition, and the issuance of notes by Charter Communications Holdings in January 2000.

                          CHARTER COMMUNICATIONS, INC.
                              "SAME STORE" RESULTS
                             (DOLLARS IN THOUSANDS)


OPERATING RESULTS                                                THREE MONTHS ENDED JUNE 30
                                                          -----------------------------------------
                                                                 2000                  1999             % CHANGE
                                                          -------------------   -------------------   --------------
                                                                          (UNAUDITED)
REVENUES:
         Basic                                                     $ 211,975             $ 193,615
         Premium                                                      24,046                24,655
         Pay-per-view                                                  4,117                 5,098
         Digital                                                       7,969                   474
         Data                                                          5,021                 1,409
         Advertising sales                                            17,855                13,664
         Other                                                        39,559                36,358
                                                          -------------------   -------------------
            Total revenues                                           310,542               275,273            12.8%
                                                          -------------------   -------------------

OPERATING EXPENSES:
         Programming                                                  70,499                63,696
         General and administrative                                   52,243                48,297
         Service                                                      16,555                17,590
         Marketing                                                     6,586                 6,911
         Advertising sales                                             5,494                 3,136
         Other                                                         5,059                 2,333
                                                          -------------------   -------------------
            Total operating expenses                                 156,436               141,963            10.2%
                                                          -------------------   -------------------

                                                          -------------------   -------------------
            System operating cash flow                             $ 154,106             $ 133,310            15.6%
                                                          ===================   ===================

OPERATING DATA                                              JUNE 30, 2000         JUNE 30, 1999
                                                          -------------------   -------------------
                                                                          (UNAUDITED)
Homes Passed                                                       3,895,600             3,820,100
Basic Customers                                                    2,268,400             2,216,800             2.3%
Basic Penetration                                                      58.2%                 58.0%
Premium Subscriptions                                              1,428,800             1,388,800
Digital Video Customers                                              212,900                10,900
Data Customers                                                        74,800                13,500
Average Monthly Revenue
  per Basic Customer                                                 $ 45.63               $ 41.39            10.2%


Note: The above "same store" information presents operating results and data for the second quarter of 2000 as compared to the second quarter of 1999 for the cable systems owned or managed by Charter Communications as of April 1, 1999.

                          CHARTER COMMUNICATIONS, INC.
                         SUMMARY OF OPERATING STATISTICS

---------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION                                                 ACTUAL              PRO FORMA(a)                 ACTUAL
----------------                                         ----------------------- ----------------------    ----------------------
                                                                JUNE 30,             DECEMBER 31,                JUNE 30,
                                                                  2000                   1999                      1999
                                                         ----------------------- ----------------------    ----------------------
Homes Passed                                                         10,006,700              9,914,000                 4,509,000
Basic Customers                                                       6,214,100              6,144,600                 2,734,000
Basic Penetration                                                         62.1%                  62.0%                     60.6%
Premium Subscriptions                                                 3,297,000              3,114,400                 1,676,000
Premium Penetration                                                       53.1%                  50.7%                     61.3%
Average Monthly Revenue per Basic Customer (quarter)                    $ 42.63                $ 41.12                   $ 37.56
---------------------------------------------------------------------------------------------------------------------------------
DIGITAL VIDEO                                                    ACTUAL              PRO FORMA(a)                 ACTUAL
-------------                                            ----------------------- ----------------------    ----------------------
                                                                JUNE 30,             DECEMBER 31,                JUNE 30,
                                                                  2000                   1999                      1999
                                                         ----------------------- ----------------------    ----------------------
Digital Homes Passed                                                  6,528,100              4,675,000                   330,000
Customers                                                               375,000                155,400                    10,900
Penetration                                                                5.7%                   3.3%                      3.3%
Digital Converters Deployed                                             456,100                176,600                    12,400

---------------------------------------------------------------------------------------------------------------------------------
DATA                                                             ACTUAL              PRO FORMA(a)                 ACTUAL
----                                                     ----------------------- ----------------------    ----------------------
                                                                JUNE 30,             DECEMBER 31,                JUNE 30,
                                                                  2000                   1999                      1999
                                                         ----------------------- ----------------------    ----------------------
Data Homes Passed                                                     5,201,700              4,422,000                 1,450,700
Customers                                                               149,300                 84,400                    13,500
Penetration                                                                2.9%                   1.9%                      0.9%
---------------------------------------------------------------------------------------------------------------------------------
TELEVISION-BASED INTERNET ACCESS                                 ACTUAL              PRO FORMA(a)                 ACTUAL
--------------------------------                         ----------------------- ----------------------    ----------------------
                                                                JUNE 30,             DECEMBER 31,                JUNE 30,
                                                                  2000                   1999                      1999
                                                         ----------------------- ----------------------    ----------------------
Television-Based Internet Homes Passed                                  429,000                429,000                   245,200
Customers                                                                 7,200                  7,100                     4,300
Penetration                                                                1.7%                   1.7%                      1.8%
---------------------------------------------------------------------------------------------------------------------------------
OTHER STATISTICS                                                 ACTUAL              PRO FORMA(a)                 ACTUAL
                                                         ----------------------- ----------------------    ----------------------
                                                                JUNE 30,             DECEMBER 31,                JUNE 30,
                                                                  2000                   1999                      1999
                                                         ----------------------- ----------------------    ----------------------
For the quarter ended

  Capital Expenditures (in 000's)                                     $ 765,614              $ 427,676                 $ 150,597

As of

  Book Value per Share                                                $   12.17                $ 13.82                       N/A
---------------------------------------------------------------------------------------------------------------------------------

(a) The pro forma statistics as of December 31, 1999 reflect all acquisitions closed since this date, including Bresnan Communications in February 2000.

                          CHARTER COMMUNICATIONS, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                              PERIODS ENDED JUNE 30, 2000
                                                       ------------------------------------------
                                                          THREE MONTHS            SIX MONTHS
                                                       --------------------   -------------------
                                                                        (UNAUDITED)
REVENUES:
       Basic                                                $      569,197        $    1,093,744
       Premium                                                      58,194               113,967
       Pay-per-view                                                  8,796                16,027
       Digital                                                      15,066                24,262
       Data                                                         13,626                23,338
       Advertising sales                                            41,794                75,072
       Other                                                        88,107               169,974
                                                       --------------------   -------------------
          Total revenues                                           794,780             1,516,384
                                                       --------------------   -------------------

OPERATING EXPENSES:
       Programming                                                 181,635               346,460
       General and administrative                                  134,217               259,509
       Service                                                      46,594                93,685
       Marketing                                                    17,644                29,337
       Other                                                        26,454                49,322
       Corporate expense charge - related party                     15,007                27,515
                                                       --------------------   -------------------
          Total operating expenses                                 421,551               805,828
                                                       --------------------   -------------------

          Operating cash flow                                      373,229               710,556

Depreciation                                                       296,912               549,788
Amortization                                                       306,775               599,999
Option compensation expense                                         10,589                26,089
Interest, net                                                      250,453               475,932
Other, net                                                           2,636                 2,504
                                                       --------------------   -------------------
                                                                  (494,136)             (943,756)

Minority Interest in Loss of Subsidiary                            297,315               566,221

                                                       --------------------   -------------------
Net Loss                                                    $     (196,821)       $    (377,535)
                                                       ====================   ===================

Basic and Diluted Loss per Share                            $        (0.89)       $       (1.70)
                                                       ====================   ===================

Weighted Average Common Shares Outstanding                     222,089,746           222,003,415
                                                       ====================   ===================

                          CHARTER COMMUNICATIONS, INC.
                           CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA )

                                                                                        ACTUAL                   PRO FORMA(a)
                                                                                     JUNE 30, 2000            DECEMBER 31, 1999
                                                                                 ----------------------     -----------------------
                                                                                                     (UNAUDITED)
ASSETS
Current Assets:
      Cash and cash equivalents                                                           $     74,021                $    127,508
      Accounts receivable, less allowance for doubtful accounts                                122,869                     102,934
      Prepaid expenses and other                                                                38,838                      35,279
                                                                                 ----------------------     -----------------------
           Total current assets                                                                235,728                     265,721
                                                                                 ----------------------     -----------------------

Investment in Cable Properties:
      Property, plant and equipment, net of accumulated depreciation of
        $681,866 and $474,885, respectively                                                  4,233,878                   3,856,634
      Franchises, net of accumulated amortization of $1,262,944 and
        $940,201, respectively                                                              17,338,243                  17,748,048
                                                                                 ----------------------     -----------------------
           Total investment in cable properties                                             21,572,121                  21,604,682

Other Assets                                                                                   217,308                     279,672
                                                                                 ----------------------     -----------------------

                                                                                          $ 22,025,157                $ 22,150,075
                                                                                 ======================     =======================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
      Accounts payable and accrued expenses                                               $  1,017,330                $    671,706
      Payables to related party                                                                  2,751                      13,259
                                                                                 ----------------------     -----------------------
           Total current liabilities                                                         1,020,081                     684,965
                                                                                 ----------------------     -----------------------

Long-Term Debt                                                                              11,605,328                  11,130,886
                                                                                 ----------------------     -----------------------

Deferred Management Fees - Related Party                                                        13,751                      21,623
                                                                                 ----------------------     -----------------------

Other Long-Term Liabilities                                                                    147,370                     155,144
                                                                                 ----------------------     -----------------------

Minority Interest                                                                            4,689,263                   5,242,114
                                                                                 ----------------------     -----------------------

Redeemable Securities                                                                        1,846,176                   1,846,176
                                                                                 ----------------------     -----------------------

Shareholders' Equity:
      Class A common stock; $.001 par value; 1.75 billion shares authorized;
        222,039,746 shares issued and outstanding                                                  195                         195
      Class B common stock; $.001 par value; 750 million shares authorized;
        50,000 shares issued and outstanding                                                         -                           -
      Preferred stock; $.001 par value; 250 million shares authorized;
        no shares issued and outstanding                                                             -                           -
      Additional paid-in capital                                                             3,145,798                   3,133,782
      Accumulated deficit                                                                     (443,766)                    (66,231)
      Accumulated other comprehensive income                                                       961                       1,421
                                                                                 ----------------------     -----------------------
           Total shareholders' equity                                                        2,703,188                   3,069,167
                                                                                 ----------------------     -----------------------

                                                                                          $ 22,025,157                $ 22,150,075
                                                                                 ======================     =======================

 (a) The consolidated pro forma balance sheet as of December 31, 1999 reflects acquisitions closed since this date, including the acquisition of Bresnan Communications in February 2000.